Corporate Presentation January 2022 Viral Immunotherapies for Cancer NASDAQ: ONCR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect the current beliefs, expectations and assumptions of Oncorus, Inc. (the “Company”) regarding the future of its business, its future plans and strategies, clinical results, future financial condition and other future conditions, including, without limitation, implied and express statements regarding: the Company’s ability to advance its clinical and preclinical pipelines, including the clinical development of ONCR-177 and the timing of anticipated further monotherapy data read-outs for its ongoing Phase 1 clinical trial and initial read-outs of combination therapy data; ONCR-177’s therapeutic potential and clinical benefits and the utility and potential of the Company’s HSV platform generally; expectations regarding the registrational path for ONCR-177 and the design of its potential registrational trial; the implications of biomarker data with respect to ONCR-177 as it relates to anticipated tumor response; ONCR-177’s safety profile allowing for optionality with respect to potential combination partners and the ability to move into earlier disease settings; expectations regarding upcoming milestones for its preclinical product candidates, including the expected timing of IND submissions for ONCR-021 and ONCR-GBM; the therapeutic potential and clinical benefits and the utility and potential of the Company’s Synthetic vRNA immunotherapy platform; the Company’s expectations around its GMP facility being fully operational and the benefits of developing in-house manufacturing capabilities and their impact on the Company’s ability to achieve its clinical milestones; and the Company’s belief that its current cash resources will be sufficient to fund its operations and capital expenditure requirements into late 2023. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of COVID-19 or variants thereof on the Company’s operations and the timing and anticipated results of its ongoing and planned preclinical studies and clinical trials; the risk that the preliminary results of preclinical studies or clinical trials may not be predictive of results in future preclinical studies or clinical trials; the Company’s ability to successfully demonstrate the safety, tolerability and efficacy of ONCR-177; the Company’s ability to obtain regulatory approval for ONCR-177 or any of its product candidates; the Company’s ability to advance its preclinical and clinical activities in a timely and cost-effective manner; the Company’s ability to obtain, maintain and protect its intellectual property; the adequacy of the Company’s cash resources and availability of financing on commercially reasonable terms; the accuracy of the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the sufficiency of the Company’s existing capital resources to fund future operating expenses and capital expenditure requirements; and the Company’s anticipated use of existing resources. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission on March 10, 2021, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that the Company makes with the Securities and Exchange Commission from time to time. These documents are available under the “SEC filings” page of the Investors section of the Company’s website at http://investors.oncorus.com. Any forward-looking statements in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. Disclaimer and Forward-Looking Statements

Heating Up Tumors *via* Therapeutic Infections

Tumor microenvironments are immunosuppressed & thus susceptible to infections which can rapidly & robustly attract the attention of the immune system



Innovative Herpes Simplex Viruses

- Uniquely engineered to safely retain replication and express 5 immunomodulatory payloads
- **Rapid clinical benefit demonstrated in 3/8 patients thus far with ONCR -177 monotherapy**



Intratumoral


vRNA

Synthetic RNA Viruses

- Selectively self-amplifying viral RNA (vRNA) genomes encapsulated in LNPs to avoid neutralizing antibodies and enable repeat IV administration
- **Robust preclinical activity in mice & favorable safety profile in NHPs**



Intravenous

Oncorus

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Ehrlich & Bacharach, Cancers, *(2021); Pol, et al.,* Cytokine Growth Factor Rev *(2020); Melcher, et al.,* Science *2021*

Dual-Platform Informs Robust Pipeline

Candidate	Platform	RoA	Indications	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3
ONCR-177 *IL-12, FLT3L, CCL4, αPD-1 & αCTLA-4*	HSV	iTu	Head & Neck Melanoma Triple Neg. Breast	*Monotherapy and combination with* KEYTRUDA			• *Mid '22: additional monotherapy data* • *Late '22: visceral & combination data*	
ONCR-021 *Synthetic CVA21*	vRNA	IV	Non-small cell lung Renal cell Melanoma Hepatocellular			*IND in mid-'23**		
ONCR-GBM *Multiple payloads*	HSV	iTu	Glioblastoma		*IND in 2H'23**			
ONCR-788 *Synthetic SVV*	vRNA	IV	Small cell lung NE prostate Merkel cell					

Oncorus

Oncorus retains worldwide rights to all programs. RoA=route of administration; vRNA=selectively self-amplifying viral RNA; iTu=intratumoral injection; NE=neuroendocrine
**contingent upon availability of future funding*

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Part A: Monotherapy Part B: Combination with ONCR-177 Phase 1 (KEYNOTE-B73) Clinical Development Plan Randomized Trial(s) 3L TNBC 2L Melanoma 2L Head & Neck ONCR-177 is dosed iTu every 2 weeks for up to 26 doses (NCT04348916); RP2D=Recommended Phase 2 Dose=4E8 for surface lesions; TNBC=triple negative breast cancer *Basket study including breast, squamous cell carcinoma of the head and neck (SCCHN) & melanoma; monotherapy studies also ongoing in patients with visceral disease Treatment Escalations Registration Trials Head & Neck Breast Melanoma RP2D Dose Escalation* Expansions Phase 1 Phase 2/3 Near-Term Objectives: Establish safety and RP2D Demonstrate monotherapy activity Initiate combination studies with pembrolizumab Identify tumor types for registration-directed trials in combination with pembrolizumab

ONCR-177 Phase 1 Monotherapy Provide Early Signs of Clinical Benefit Cut off date:  01Nov2021 Duration of Treatment (Months) CR PR SD PD Death Ongoing Not Evaluable Dose Escalation Cohort 4 (4x108 PFU in 4mL) RP2D Dose Expansion Cohorts (4x108 PFU in 4mL) RP2D

ONCR-177 Phase 1 Monotherapy Results Provide Early Signs of Clinical Benefit

Rapid clinical benefit observed in 3 patients @ RP2D despite early cut of the data



Target and Non-Target Lesion Caliper Measurements
Caliper Measurements (mm)
12
10
8
6
4
2
0
10
10
8
8
5
5
5
5
3
3
Pre-Tx
C2D1
C3D1
C4D1
C5D1
TL01
NTL01
LLOQ


C1D1 (Week 0)


C4D1 (Week 6)

Patient	2L Melanoma (4-8)	3L HPV+ SCCHN (4-7)	2L Melanoma (4-6)
Prior therapy	Relapse after adjuvant nivolumab	2 prior lines including pembrolizumab + platinum	ipilimumab + nivolumab, nivolumab
Week 4 classification	Tumor regression in both lesions, partial response in larger lesion (measurable per RECIST)	Investigator reported clinical response in injected lesion	Decrease in multiple symptoms *before* vaginal lesion injection including: vaginal bleeding, discharge, vaginal & pelvic cramping & pain on exam
Current status at data cutoff	• Partial response, as measured by RECIST • Continuing on study	• Progressive disease (non-target lesions), as measured by RECIST & continuing on study	• Stable disease in nodes; vaginal lesion not measurable by RECIST • Continuing on study

Oncorus®

Data cut off 08Nov2021

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ONCR-177 Phase 1 Monotherapy Safety & Biomarker Data Treatment-Related Adverse Events at RP2D 4x108 (RP2D)  N=9 4x108 (RP2D)  N=9 Preferred Term Grades 1-2 N (%) Preferred Term  Grades 1-2 N (%) Any Event 7 (77.8) Cellulitis of face 1 (11.1) Fatigue 4 (44.4) Pain in knee 1 (11.1) Injection site pain 1 (11.1) Eyelid twitching 1 (11.1) Rash vesicular 1 (11.1) Dry skin face 1 (11.1) Diarrhea 1 (11.1) Cytokine Release Syndrome 2 (22.2) Vomiting 1 (11.1) Chills 4 (44.4) Decreased appetite 1 (11.1) Nausea 3 (33.3) Headache 1 (11.1) Hypotension 2 (22.2) Hyponatremia 1 (11.1) No Grade ≥3 TRAEs despite replication competent virus Validates proprietary safety strategies Biomarker data from dose escalation suggestive of tumors becoming more responsive to anti-PD-1 T Cell Proliferation (C1D8) Plasma IFNg (C1D2)

Potential ONCR-177 Combination Registration Plans

Phase 1 combination expansion data will inform indications for registration
Randomized Phase 2/3 trials to demonstrate benefit in high unmet need settings

Setting	US Market Size	Regimen	Current Benchmark
2/3L Melanoma *Post anti-PD-1 & anti-CTLA-4*	~6,000 pts/year	ONCR-177 + Keytruda vs. investigator's choice	Dacarbazine: • 10.3% ORR • 2.5 months mPFS • 9.1 months mOS[1]
3L TNBC *2 prior lines of therapy in metastatic setting*	~3,200 pts/year	ONCR-177 + Keytruda vs. single agent chemo	Single agent chemotherapy: • 5% ORR • 1.7 months mPFS • 6.7 months mOS[2]
2/3L SCCHN *Post anti-PD-1 & post platinum*	~18,000 pts/year	ONCR-177 + Keytruda vs. investigator's choice	Docetaxel/Cetuximab/Methotrexate Monotx: • 10.1 % ORR • 2.3 months mPFS • 6.9 months mOS[3]

Oncorus

1) N Engl J Med 2011; 364:2517-2526. 2) N Engl J Med 2021; 384:1529-1541. 3) Lancet. 2019;393:156-167.

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ONCR-177 Takeaways

- $4x10^8$ selected as RP2D based on safety profile observed to date and preliminary clinical activity
  - Favorable safety profile (no Grade 3+ TRAEs) allows for optionality with combination partners and the opportunity to move into earlier settings, such as neoadjuvant
- Preliminary biomarker data support systemic inflammatory response as a mechanism of action
  - Combo with systemic anti-PD-1 could reverse immunosuppressive TMEs & enhance activity in non-injected lesions
- Preliminary but rapid clinical benefit observed in 3/8 patients (melanoma & SCCHN), with prolonged disease stabilization in 6th line TNBC patient
  - 1/4 PRs in melanoma after only 2 injections compares favorably vs. Replimune's RP2 1/5 PRs in melanoma
  - No monotherapy data presented to date for RP1, which is being developed in melanoma
- Randomized trials planned for 2/3L melanoma, 3L TNBC, and 2/3L SCCHN
  - Registration efforts to focus on one or more of these indications based on clinical responses and the competitive landscape

Upcoming Milestones:

Mid 2022 - additional data from surface lesion monotherapy expansion cohorts (approx. 12 pts)

Late 2022 - data from surface lesion combination cohorts

Oncorus
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Repeat IV administration via selectively self-amplifying viral RNA (vRNA) encapsulated in an LNP vRNA selectively self-amplifies in immunosuppressed environments (tumors) & then produces oncolytic virions which further self-amplify Neutralizing antibodies (nAbs) inhibit efficacy of natural virus but no effect on activity of synthetic RNA virus Anti-tumor activity of native virus abrogated by nAbs Synthetic virus still active in presence of nAbs RNA Virus Synthetic RNA Virus Native virus Native virus + nAb Synthetic virus + nAb Synthetic virus

IV-administered Selectively Self-Amplifying vRNA 1. Ehrlich & Bacharach, Cancers, (2021); 2. Pol, et al., Cytokine Growth Factor Rev (2020) Animated walkthrough of the mechanism here

ONCR-021 is a Selectively Self-Replicating CVA21 Virus IND Filing Expected Mid-’23 ICAM1 expression is prevalent in ONCR-021 selected clinical indications NSCLC HCC RCC 200 um 200 um 200 um Contains the genome of an optimized Coxsackievirus A21 (CVA21) strain, encapsulated in an LNP Oncolytic activity improved over Merck’s CAVATAK strain (Kuykendall) Targets ICAM expressing tumors Indications Patient Samples Tested (N) ICAM+ Prevalence NSCLC 97 72% HCC 69 72% RCC 67 79% Note: CVA21 has established clinical activity in melanoma* *Andtbacka, et al., J Clin Onco., 2021

Well tolerated in huICAM-1 transgenic mouse model ONCR-021: well tolerated w/ min. replication in normal tissues hICAM-1 transgenic mouse model. (-) negative strand RNA indicates active replication. Minimal replication in normal tissues No effects on body weight No adverse elevation of liver enzymes No adverse pathology after single or repeat administration

Preclinical Program ONCR-GBM

IND Filing Expected 2H'23

1st generation: HSV virus has demonstrated unprecedented clinical efficacy[1]

- Teserpaturev (Daiichi-Sankyo) approved in Japan
- mOS 26.8 months vs. 8-10 months in relapsed GBM[2,3]

Next generation: leverages Oncorus' HSV Platform

- CNS-tailored microRNAs allows for retention of natural IFN resistance
- Armed with multiple payloads[4]
- Targeting IND in 2H'23



GL261-luc-N Model
100
50
0
IT dose
5 x 10^6 PFU
0
20
40
60
Days post tumor implantation
p = <0.0001
p = 0.0002
p = 0.1889
p = 0.4977
PBS
ONCR-GBM (HSV backbone)
ONCR-GBM + mIL12 (HSV backbone expressing mIL-12)
ONCR-GBM + mIL12 + aPD1 (HSV backbone expressing mIL-12 & αPD-1)
ONCR-GBM + aPD1 (HSV backbone expressing αPD-1)

Oncorus

1. Todo, et al, SNO, 2019; 2. Wick, et al, NEJM 2017 3. Wen, et al, N Oncol 2020; 4. Strathdee, et al. IOVC. 2021.

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Preclinical Program ONCR-788 for neuroendocrine tumors Encodes selectively self amplifying vRNA encoding for the synthetic Seneca Valley Virus (SVV) Targets SCLC & neuroendocrine prostate Induces tumor regression & improves survival in challenging SCLC xenograft models* Anti-PD-1 combination improves results in murine neuroblastoma model* Leverages learnings from synthetic platform & ONCR-021 Uses similar LNP encapsulation Next generation, proprietary LNP Candidate nominated May ‘21 ONCR-788 (vRNA encoding for SVV) *Kennedy, et al., manuscript under review SCLC Xenograft Model

ONCR-177 has Distinct Advantages Over Other RNA or Viral Immunotherapies

	Oncorus	Replimune	Checkmate Pharmaceuticals	moderna	CureVac	moderna	BioNTech
Technology	**Virus**		**CpG**	**mRNA**		**mRNA Personalized Cancer Vaccine**	
Programs	**ONCR-177**	RP1, RP2, RP3	CMP-001	mRNA-2752	CV8102	mRNA-4157	BNT122
Immunogenic oncolysis?	✓	✓	-	-	-	-	-
Payloads	**5**	1-3	1	3	1	-	-
Antigens	**Viral + *in situ* vaccination**	Viral + *in situ* vaccination	*In situ* vaccination	*In situ* vaccination	*In situ* vaccination	Neoantigens	Neoantigens
Safety (TRAEs)	**No Grade 3+**	11% Grade 3+ for RP2	22.5% Grade 3+	No Grade 3+	12% Grade 3+	No Grade 3+ [9]	5% Grade 3+
Single agent ORR in Melanoma	• **25% (n=4) @ RP2D[1]**	• RP1: no single agent data reported • RP2: 20% (n=5)[2]	• 17.5% (n=40)[5]	• 0% (n=5)[6]	• 14.3% (n=14)[8]	• No single agent data reported	• No single agent data reported
Combo ORR in Melanoma	• **Study underway**	• RP1: 31% w/ nivo[3] • RP2: 35.3%* w/ nivo[4]	• 23.5% (n=98) w/ pembrolizumab	• 0% (n=1) w/ durvalumab[7]		• 0% (n=3) w/ pembrolizumab[10]	• 0% (n=1) w/ atezolizumab[11]

ONCR-177 has demonstrated monotherapy activity and with a favorable safety profile that allows for maximum combination partners

Oncorus

**Combined cutaneous & uveal melanoma responses. 1. Park JC, et al. Abstract #511, SITC 2021. 2. Aroldi, et al. Abstract #421 SITC, 2020. 3. REPL corp presentation Nov '21. 4. Middleton, et al., Abstract #507 , SITC 2021; 5. Mohammed Milhem et al. J Immunother Cancer 2020;8:A186-A187; 6. Patel, et al. Abstract #3092, ASCO, 2020; 7. Patel, et al. Abstract #539, SITC, 2021; 8. Eigentler T, et al. Abstract #1010P, ESMO , 2021; 9. Burris, et al. Abstract #2523, ASCO 2019; 10. Bauman, et al. Abstract #798, SITC 2020; 11. Lopez J, et al, Abstract #CT169, AACR, 2020.*

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IV RNA & Viral Immunotherapy Landscape Viral RNA (vRNA) genome Viral capsid proteins Antibody response Lipid nanoparticle (LNP) Selectively self amplifies and spreads in tumor cells Potential to evade neutralizing antibodies RNA Virus Synthetic RNA virus PEG Lipid Pandha, H., et al., Abstract CT115, slide #18, AACR, 2017.

Multiple Competing Companies Often Win When Transformative New Technologies are Developed Rare for there to be a sole winner when meaningful new technologies are developed, even for the 1st movers Oncorus has distinct technical advantages over others in the viral immunotherapy space Market Cap / Acquisition Price ($M) 2020 PD-(L)1 Sales Merck is the market leader despite BMS’ first-mover advantage & unique access to an approved anti-CTLA-4 (ipilimumab) CRISPR/Cas9 (e.g., Intellia, Beam & CRISPR Tx) is another example RNAi mRNA Viral Immunotherapy *Market cap data pulled from Yahoo Finance on 12/22/21

Robust supply chain is critical to the successful development of any drug candidate & is a strategic asset Better able to respond to unexpected volatility & pressure on supply chains – robustness  Able to manage multiple programs simultaneously – critical to authentic platform companies  Limit burdens of tech transfer and lead time – internal agility In-house manufacturing allows for  Higher quality control & greater operational flexibility Improved control over supply chain  Process development improvements can be more rapidly incorporated into GMP processes Create and Protect 'know-how' in new emerging techniques & process   Delivering Multiple Programs via In-House Manufacturing 105,000 square feet overall, 41,000 square feet in GMP Unit Conference/Huddle Rooms Quality Control Process/Analytical Development Warehouse Office Area GMP Manufacturing

Proven Leadership Team Ted Ashburn, Christophe Quéva, John McCabe, Stephanie  John Goldberg, Steve Harbin Brett Belongia, Lorena Lerner, MD, PhD PhD MBA Duncanson, PhD MD PhD PhD President & CEO CSO CFO VP Strategy & BD SVP Clinical Dev. COO & Chief of Staff VP CMC Operations VP Molecular Biology Board of Directors Ted Ashburn, MD, PhD President & CEO xModerna Mitchell (Mitch) Finer, PhD Chairman & Co-Founder Executive Partner, MPM Capital Mary Kay Fenton, MBA CFO, Talaris Therapeutics xCOO/CFO, Semma/Vertex Eric Rubin, MD SVP Clinical Oncology, Merck & Co Luke Evnin, PhD Co-Founder & Managing Director, MPM Capital Spencer Nam, MBA Managing Partner, KSV Global Scott Canute, MBA xDirector, Immunomedics xGenzyme, xLilly Barbara Yanni, JD xChief Licensing Officer, Merck & Co

Mid-2022 Additional data from surface lesion monotherapy expansion cohorts Late-2022 Data from surface lesion combination cohorts Mid-2023 IND filing for ONCR-021 In-house GMP facility operational Begin registration-directed trials for ONCR-177 2H 2023 IND filing for ONCR-GBM Cash through late 2023* Upcoming Catalysts *Certain activities in 2023 noted above are contingent upon additional financing

Mission is to eradicate cancer by exploiting and enhancing viruses’ natural ability to infect immunosuppressed tumor environments and attract the immune system Preliminary Phase 1 data of iTu ONCR-177 monotherapy demonstrated favorable tolerability, biomarkers to support MOA & rapid clinical benefit in multiple patients Our innovative selectively self-amplifying vRNA platform allows for repeat, systemic administration of a viral immunotherapies to eradicate tumors throughout the body Preclinical data demonstrated ability to evade neutralizing antibodies ONCR-021 shows tumor selective replication, favorable tolerability profile & superior preclinical efficacy compared to native coxsackievirus in NSCLC models 2022 Catalysts: Additional monotherapy data on ONCR-177 surface expansion cohorts in mid-2022 Preliminary data on combination (ONCR-177 + Keytruda) cohorts in late-2022 Advancing Viral Immunotherapies for Cancer

Corporate Presentation January 2022 Viral Immunotherapies for Cancer NASDAQ: ONCR